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                                                                   EXHIBIT 10.11

                              EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of January 29, 1999, between RAINMAKER SYSTEMS, INC., a California corporation, (the "Company"), and THE SANTA CRUZ OPERATION, INC., a California corporation ("SCO").



                                   ARTICLE I
       EXCHANGE OF SECURITIES IN RECAPITALIZATION; CONSENT TO FILING OF
                     RESTATED CERTIFICATE OF INCORPORATION

     Section 1.1  Exchange. Subject to the terms and conditions hereof, on the
                  --------
Closing Date (as defined below) SCO agrees to deliver that number of securities of the Company currently held by SCO consisting of the Convertible Debenture in the principal amount of ($995,529.50) and related warrants convertible into 2,844,370 shares of Common Stock of the Company and Series A Convertible Preferred Stock convertible into 2,873,100 shares of Common Stock (collectively, the "Old Securities"). On the Closing Date (as defined below) Company agrees to issue to SCO, in exchange for the Old Securities, 5,717,470 shares of Series D Convertible Participating Preferred Stock (the "New Securities") of the Company (the "Exchange").

                                   ARTICLE II
                             CLOSING DATE; DELIVERY

     Section 2.1  Closing Date and Location. The consummation of the Exchange as
                  -------------------------
described above (the "Closing") shall occur on the same date as the closing of the Investment (as defined in Section 5.1 hereof). The Closing shall be held at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618, or at such other place as the Company, SCO and ABS Capital Partners III, L.P. ("ABS") may mutually agree in writing.

     Section 2.2  Delivery. At the Closing, the Company shall deliver to SCO
                  --------
certificates representing the New Securities, registered in the name of SCO, against delivery by SCO of the Old Securities to the Company.

     Section 2.3  Consummation of Closing. All acts, deliveries and
                  -----------------------
confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Section 3.1  Organization. The Company is a corporation duly organized,
                  ------------
existing and in good standing under the laws of the state of California. The Company has the corporate power to
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own, lease and operate its property and to carry on its business as now being conducted.

     Section 3.2  Valid Securities. The New Securities have been duly
                  ----------------
authorized. The New Securities, when issued and exchanged for in accordance with the terms hereof, will be fully paid, validly issued and nonassessable. All shares of Common Stock issuable upon conversion of the New Securities have been duly authorized, validly reserved for issuance and upon conversion of the New Securities in accordance with the terms thereof, will be fully paid, validly issued and nonassessable.

     Section 3.3  Approval. The execution, delivery and performance of this
                  --------
Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the Exchange will have been duly taken and approved.

     Section 3.4  Authorization. The Company has obtained, or is in the process
                  -------------
of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of the business of the Company; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

     Section 3.5  Authority: No Conflict; Required Filings and Consents.
                  -----------------------------------------------------

          (a) The Company has all requisite power, right and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly approved by all necessary action on the part of the Company and no other proceedings on the part of the Company are necessary to approve this Agreement or to consummate the transactions contemplated hereby.

          (b) The execution and delivery by the Company of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of, the governing documents of the Company, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound, or
(iii) conflict with or violate any permit, concession, franchise, license,judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, or any of its properties or assets, except in the case of (ii) and (iii) for any such violations, defaults, breaches, terminations, cancellations, accelerations, losses or conflicts which would not materially burden or delay the consummation of the transactions contemplated hereby.

          (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not materially burden or delay the consummation of the

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transactions contemplated hereby.

                                  ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF SCO

     SCO hereby represents and warrants to the Company as follows:

     Section 4.1 Title. SCO owns the Old Securities free and clear of all liens,
                 -----
encumbrances, charges, security interests, claims and assessments, and the Old Securities are subject to no restrictions with respect to transferability except in compliance with applicable securities laws as set forth in the legend thereon. The Old Securities represent all of SCO's right, title and interest in and to equity securities of the Company immediately prior to the Closing.

     Section 4.2 Authority. This Agreement has been duly executed and delivered
                 ---------
by SCO and constitutes a valid and legally binding obligation of SCO, enforceable against SCO in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 4.3 Investment Representation. The New Securities will be acquired
                 -------------------------
solely for investment purposes, for SCO's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. SCO has no present intention or any agreement to sell, grant any participation in or otherwise distribute the New Securities.

     Section 4.4 Investment Experience. SCO believes it has acquired sufficient
                 ---------------------
information about the Company to reach an informed decision to exchange the Old Securities for the New Securities. SCO has a preexisting personal or business relationship with the Company and its officers, directors and controlling persons, and has such business and financial experience and knowledge of the Company as is required to give it the capacity to protect its own interests in connection with the exchange of the Old Securities for the New Securities.

     Section 4.5 Restricted Securities. SCO understands that the New Securities
                 ---------------------
are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act'), that such New Securities have not been registered under the Securities Act or state securities laws and that it may not resell, pledge or otherwise transfer any such New Securities in the absence of registration or the availability of an exemption from registration under the Securities Act and regulations promulgated thereunder and applicable state securities laws.

     Section 4.6 Legends. SCO understands that the New Securities and any
                 -------
securities issued in respect thereof or in exchange therefor, may bear the following legend (or a substantially similar legend) until such time, if any, as the New Securities or such securities may be resold pursuant to Rule 144(k) under the Securities Act (or a comparable successor provision):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT")


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     OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR
     OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS."

     Section 4.7 Finder's Fees. SCO has not retained any finder or broker in
                 -------------
connection with the transactions contemplated by this Agreement and hereby agrees to indemnify and to hold the Company harmless for and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which SCO, or any person or entity acting on behalf of SCO, is or may be responsible as a result of the transactions contemplated hereby.

     Section 4.8 Authority; No Conflict; Required Filings and Consents.
                 -----------------------------------------------------

          (a) SCO has all requisite power, right and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly approved by all necessary action on the part of SCO, and no other proceedings on the part of SCO are necessary to approve this Agreement or to consummate the transactions contemplated hereby.

          (b) The execution and delivery by SCO of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not,
(i) conflict with, or result in any violation or breach of any provision of, the governing documents of SCO, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which SCO is a party or by which any of its properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SCO, or any of its properties or assets, except in the case of (ii) and (iii) for any such violations, defaults, breaches, terminations, cancellations, accelerations, losses or conflicts which would not materially burden or delay the consummation of the transactions contemplated hereby.

          (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to SCO in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not materially burden or delay the consummation of the transactions contemplated hereby.

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                                   ARTICLE V
        TERMINATION OF EXISTING RIGHTS; CONSENT TO THE ABS INVESTMENT;
                        AUTHORIZE AND EFFECT REDEMPTION

     Section 5.1    ABS Investment. SCO hereby consents to the investment in
                    --------------
the Company (the "Investment") pursuant to the Stock Purchase Agreement by and among the Company and the Series C Preferred Stock Investors named therein, dated even date herewith (the "Series C Stock Purchase Agreement"). As such, SCO waives any and all rights that may have been triggered by the Investment including, but not limited to, any right of first refusal or co-sale right, and the Company and SCO hereby agree to terminate all previously existing agreements and rights as follows:

               (a) That certain Series A Preferred Stock and Subordinated Convertible Debenture Agreement by and among the Company and SCO dated January 24, 1995 (the "SCO Purchase Agreement"), as amended, is hereby terminated;

               (b) That certain Registration Rights Agreement by and among the Company and SCO dated January 24, 1995 (the "SCO Registration Rights Agreement") is hereby terminated;

               (c) That certain Right of First Offer and Co-Sale Agreement by and among the Company and SCO dated January 24, 1995 (the "SCO Right of First Offer and Co-Sale Agreement") is hereby terminated; and

               (d) That certain Subordination Agreement, as amended, by and among the Company and SCO dated January 24, 1995 (the "SCO Subordination Agreement") is hereby terminated.

     Section 5.2    Redemption. As soon as practicable after the Closing, the
                    ----------
Company shall consummate the Redemption (as defined in the Series C Stock Purchase Agreement) on the terms and conditions set forth on Exhibit D to the Series C Stock Purchase Agreement.

                                  ARTICLE VI
                             CONDITIONS TO CLOSING

     Section 6.1    Conditions to Obligations of the Company. The Company's
                    ----------------------------------------
obligation to issue the New Securities to SCO at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

               (a)  Representations and Warranties Correct; Performance of
                    ------------------------------------------------------
Obligations. The representations and warranties of SCO in Article IV hereof
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shall be true and correct when made, and shall be true and correct on the
Closing Date with the same force and effect as if they had been made on and as of such date; and SCO shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

               (b)  No Injunction, Order, Etc. There shall be no injunction,
                    -------------------------
order or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby.

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        (c)      Closing of the Investment. The Investment shall have closed.
                 -------------------------

        (d)      Registration Rights Agreement. The Company, ABS and SCO each
                 -----------------------------
shall have executed the Registration Rights Agreement by and among the Company, SCO and the other Investors named therein (the "Registration Rights Agreement").

        (e)      Shareholders' Agreement. The Company, the Investors named in
                 -----------------------
the Series C Stock Purchase Agreement and certain of the Company's shareholders agreeable to ABS each shall have executed the Shareholders' Agreement by and among the Company and the shareholders named therein (the "Shareholders' Agreement").

     Section 6.2 Conditions to Obligations of SCO: SCO's obligation to deliver
                 --------------------------------
the Old Securities and exchange them for the New Securities of the Company at the Closing is subject to fulfillment on or prior to the Closing Date of each of the following conditions

        (a)      Representations and Warranties Correct; Performance of
                 ------------------------------------------------------
Obligations. The representations and warranties of the Company in Article III
- -----------
hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

        (b)      No Injunction, Order, Etc. There shall be no injunction, order
                 -------------------------
or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby.

        (c)      Filing of the Restated Articles of Incorporation. The Company
                 ------------------------------------------------
has filed the Amended and Restated Articles of Incorporation authorizing the issuance of the Series C Convertible Preferred Stock and the New Securities and designating the rights, preferences, privileges and restrictions granted to or imposed upon the respective series of shares or the holders thereof pursuant to the Series C Stock Purchase Agreement, the Shareholders' Agreement, and the Registration Rights Agreement.

        (d)      Closing of the Investment. The Investment shall have closed.
                 -------------------------

        (e)      Registration Rights Agreement. The Registration Rights
                 -----------------------------
Agreement shall have been executed.

        (f)      Shareholders' Agreement. The Shareholders' Agreement shall have
                 -----------------------
been executed.


                                  ARTICLE VII
                                 MISCELLANEOUS

     Section 7.1 Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of California.


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     Section 7.2 Survival. The representations, warranties, covenants and
                 --------
agreements made herein shall survive the closing of the transactions contemplated hereby.

     Section 7.3 Successors and Assigns. Except as expressly provided herein,
                 ----------------------
the rights and obligations hereunder may not be assigned or delegated by SCO or the Company without the prior written consent of the other. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto.

     Section 7.4 Amendment. Any term of this Agreement may be amended and the
                 ---------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and SCO.

     Section 7.5 Integration. This Agreement and any exhibits hereto, as well as
                 -----------
agreements or other documents specifically referred to in this Agreement constitute the entire agreement between the parties with regard to the subject matter hereof. This Agreement supersedes all previous agreements between parties including, but not limited to, that certain SCO Purchase Agreement, the SCO Registration Rights Agreement, the SCO Right of First Offer and Co-Sale Agreement and the SCO Subordination Agreement.

     Section 7.6 Notices and Other Communications. Every notice or other
                 --------------------------------
communication required or contemplated by this Agreement by either party shall be deemed sufficient upon delivery when delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested by registered or certified mail, (iii) overnight courier, such as Federal Express or UPS, or (iv) facsimile in each case addressed to the Company or SCO as the case may be at the address set forth on the signature page hereto or at such other address as the intended recipient previously shall have designated by written notice.

     Section 7.7 Delays or Omissions. No delay or omission to exercise any
                 -------------------
right, power or remedy accruing to any person or entity hereunder, upon any breach or default under this Agreement, shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any person or entity hereunder of any breach or default under this Agreement, or any waiver on the part of any such person or entity of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise shall be cumulative and not alternative.

     Section 7.8 Severability. In case any provision of this Agreement shall be
                 ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 7.9 Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the

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facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.

     Section 7.10  Attorneys' Fees. If any action or proceeding shall be
                   ---------------
commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                            RAINMAKER SYSTEMS, INC.

                            By:   /s/ Michael Silton
                                 ----------------------------------------
                    .            Name:  Michael Silton
                                 Title: Chief Executive Officer

                            Address:    1800 Green Hills Road
                                        Scotts Valley, California 95066


                            THE SANTA CRUZ OPERATION, INC.

                            By:  ________________________________________
                                 Name:
                                 Title:

                            Address:    400 Encinal Street
                                        Santa Cruz, California 95061

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                            RAINMAKER SYSTEMS, INC.

                            By:
                                   ________________________________________
                                   Name:  Michael Silton
                                   Title: Chief Executive Officer

                            Address:      1800 Green Hills Road
                                          Scotts Valley, California 95066


                            SANTA CRUZ OPERATION, INC.

                            By:       /s/ Job W Luhtala
                                   ----------------------------------------
                                   Name:  Job W Luhtala
                                   Title: CFO

                            Address:      400 Encinal Street
                                          Santa Cruz, California 95061

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